                                                                     EXHIBIT 3.8

                                                         As of February 12, 2002

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                          ALPHA HOSPITALITY CORPORATION

                                    ARTICLE I

                                  STOCKHOLDERS

            SECTION 1.1. ANNUAL  MEETINGS.  An annual meeting of stockholders to elect directors and transact such other business as may properly be presented to the meeting  shall be held at such place as the Board of Directors may from time to time fix, if that day shall be a legal holiday in the  jurisdiction  in which the meeting is to be held,  then on the next day not a legal  holiday or as soon thereafter as may be practical, determined by the Board of Directors.

            SECTION 1.2. SPECIAL MEETINGS. A special meeting of stockholders may be called at any time by the Board of  Directors  or the  Chairman  and shall be called by any of them or by the Secretary  upon receipt of a written  request to do so  specifying  the  matter  or  matters,  appropriate  for  action at such a meeting, proposed to be presented at the meeting and signed by holders of record of a majority  of the shares of stock that would be entitled to be voted on such matter or matters if the meeting  were held on the day such  request is received and the record date for such meeting were the close of business on the preceding day.  Any such meeting  shall be held at such time and at such place,  within or without  the State of  Delaware,  as shall be  determined  by the body or person calling such meeting and as shall be stated in the notice of such meeting.

            SECTION 1.3.  NOTICE OF MEETING.  For each  meeting of  stockholders written notice shall be given stating the place,  date and hour and, in the case of a special  meeting,  the purpose or purposes for which the meeting is called.
Except as otherwise  provided by Delaware law, the written notice of any meeting shall be given  not less  than 10 or more  than 60 days  before  the date of the meeting to each stockholder entitled to vote at such meeting. If mailed,  notice shall be deemed to be given when  deposited in the United  States mail,  postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

            SECTION 1.4. QUORUM. Except as otherwise required by Delaware law or the  Certificate  of  Incorporation,  the holders of record of a majority of the shares of stock  entitled to be voted present in person or  represented by proxy at a meeting shall  constitute a quorum for the  transaction  of business at the meeting,  but in the  absence  of a quorum  the  holders  of record  present  or represented  by proxy at such  meeting may vote to adjourn the meeting from time to time,  without notice other than announcement at the meeting,  until a quorum is obtained.  At any such adjourned  session of the meeting at which there shall be present or  represented  the  holders  of record of the  requisite  number of shares,  any business may be transacted  that might have been  transacted at the meeting as originally called.

            SECTION 1.5.  CHAIRMAN AND SECRETARY AT MEETING.  At each meeting of stockholders the Chairman, or in his absence the person designated in writing by the Chairman, or if no person is so designated,  then a person designated by the
Board of Directors, shall preside as chairman of the meeting; if no person is so designated,  then the meeting  shall  choose a chairman by plurality  vote.  The
Secretary, or in his absence a person designated by the chairman of the meeting, shall act as secretary of the meeting.

            SECTION  1.6.  VOTING;  PROXIES.  Except as  otherwise  provided  by
Delaware law or the Certificate of Incorporation,  and subject to the provisions of Section 1.10:

               (a) Each  stockholder  shall at every meeting of the stockholders be entitled to one vote for each share of capital stock held by him.

               (b)  Each   stockholder   entitled   to  vote  at  a  meeting  of
stockholders  or to express  consent or dissent to  corporate  action in writing without a meeting  may  authorize  another  person or  persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

               (c) Directors shall be elected by a plurality vote.

               (d) Each  matter,  other than  election  of  directors,  properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

               (e)  Election  of  directors  and the  vote on any  other  matter presented  to a meeting  shall be by  written  ballot  only if so ordered by the chairman  of the  meeting  or if so  requested  by any  stockholder  present  or represented by proxy at the meeting entitled to vote in such election or on such matter, as the case may be.

            SECTION 1.7.  ADJOURNED  MEETINGS.  A meeting of stockholders may be adjourned to another time or place as provided in Section 1.4.  Unless the Board of Directors  fixes a new record date,  stockholders  of record for an adjourned meeting  shall be as  originally  determined  for the  meeting  from  which  the adjournment  was taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned  meeting,  a notice of the adjourned  meeting shall be given to each  stockholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

            SECTION 1.8. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING.  Any action that may be taken at any annual or special meeting of stockholders  may be taken without a meeting,  without  prior  notice and  without a vote,  if a consent in writing,  setting  forth the action so taken,  shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary  to  authorize  or take such  action at a meeting  at which all shares entitled to vote thereon  were  present and voted.  Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

            SECTION 1.9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. At least 10 days before  every  meeting  of  stockholders  a  complete  list of the  stockholders entitled to vote at the meeting,  arranged in alphabetical order and showing the address of each  stockholder and the number of shares  registered in the name of each stockholder,  shall be prepared and shall be open to the examination of any stockholder  for any purpose germane to the meeting,  during  ordinary  business hours, for a period of at least 10 days prior to the meeting,  at a place within the city where the meeting is to be held.  Such list shall be produced  and kept at the time and place of the  meeting  during the whole time  thereof and may be inspected by any stockholder who is present.

            SECTION 1.10.  FIXING OF RECORD DATE. In order that the  Corporation may determine the  stockholders  entitled to notice of or to vote at any meeting of stockholders or any adjournment  thereof,  or to express consent to corporate action in  writing  without a meeting,  or  entitled  to receive  payment of any dividend  or other  distribution  or  allotment  of any  rights,  or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful  action,  the Board of Directors may fix, in advance,  a record  date,  which  shall not be more than 60 or less than 10 days before  the date of such  meeting,  nor  more  than 60 days  prior to any  other action. If no record date is fixed, the record date for determining stockholders entitled  to notice of or to vote at a meeting of  stockholders  shall be at the close of business on the day next  preceding  the day on which  notice is given, or, if notice is waived,  at the close of business on the day next preceding the day on which the meeting is held; the record date for  determining  stockholders entitled to express  consent to corporate  action in writing  without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed;  and the record date for any other purpose  shall be at the  close of  business  on the day on which  the  Board of
Directors adopts the resolution relating thereto.

                                   ARTICLE II

                                    DIRECTORS

            SECTION 2.1. NUMBER; TERM OF OFFICE; QUALIFICATIONS:  VACANCIES. The
number of directors that shall  constitute the whole Board of Directors shall be seven,  which number may be changed from time to time as determined by action of the Board of Directors taken by the affirmative  vote of a majority of the whole
Board of  Directors.  Directors  shall  be  elected  at the  annual  meeting  of stockholders  to hold office,  subject to Sections 2.2 and 2.3 below,  until the next annual meeting of stockholders  and until their  respective  successors are qualified and elected.  Vacancies and newly created directorships resulting from any  resignation  or (pursuant to Section 2.3 below)  removal of any director or directors or any increase in the authorized number of directors may be filled by a majority vote of the directors then in office, although less than a quorum, or by the sole  remaining  director.  The  directors  so chosen  shall hold office, subject  to  Sections  2.2 and 2.3  below,  until  the next  annual  meeting  of stockholders  and until their  respective  successors are qualified and elected.
Any individual appointed or elected to serve on, or nominated as a candidate for election to, the Board of Directors shall have (a) at least ten (1) years' prior business or legal experience or (b) served as a senior executive or board member of a  corporation  for at least five (5) years or (c)  comparable  experience in
management,   operation,   finance,  legal  and/or  accounting.  Any  individual
appointed to serve on, or nominated as a candidate  for election to the Board of
Directors  shall  attest in writing  that he or she is not of (if he or she were then serving as a member of the Board of Directors) would not be, at the time of appointment  or  nomination,  subject to removal  pursuant to Section 2.3 below.
Notwithstanding  anything  contained  in these  By-Laws  to the  contrary,  this section  2.1 may not be  amended  except  by  vote  of the  stockholders  of the
Corporation or by unanimous vote of the entire Board of Directors.

            SECTION 2.2. RESIGNATION. Any director of the Corporation may resign at any  time by  giving  written  notice  of such  resignation  to the  Board of
Directors,  the  Chairman  or  the  Secretary  of  the  Corporation.   Any  such
resignation  shall take effect at the time  specified  therein or, if no time be specified,  upon  receipt  thereof  by  the  Board  of  Directors  or one of the above-named  officers;  and, unless  specified  therein,  the acceptance of such resignation  shall  not be  necessary  to make it  effective.  When  one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office,  including those who have so resigned, shall have power to fill such  vacancy or  vacancies,  the vote  thereon to take effect when such resignation or resignations  shall become  effective,  and each director so chosen shall hold office as provided in these By-Laws in the filling of other vacancies.

            SECTION 2.3. REMOVAL. Any one or more directors may be removed, with or without cause,  by the vote or written  consent of the holders of a shares of capital  stock  entitled to vote cast a majority of the votes that could be cast at an election of directors;  provided,  however,  that, upon a majority vote of all other directors then serving,  any director may be removed from the Board of
Directors upon the occurrence of any of the following events or conditions:  (a)
such  directors is under  indictment  with respect to, or has been convicted of, any criminal offense that constitutes a felony or otherwise constitutes a crimes of moral turpitude;  (b) a non-appealable  finding or determination is issued or rendered in an judicial  action or arbitration  proceeding that states that such director  is or  has  been  engaged  in  legally  prohibited  discrimination  or harassment  with  respect  to  an  employee,  agent  or  representative  of  the
Corporation  or  any  of  its  affiliates;   (c)  a  non-appealable  finding  or

determination  is issued  or  rendered  in any  judicial  action or  arbitration proceeding that states that such director is guilty of willful misconduct, gross negligence or substance abuse that has or has had a materially adverse effect on the Corporation or any of its affiliates  (including,  without limitation,  upon the reputation  thereof) or on the  performance of his duties as a director;  of
(d) any finding or  determination  has been made by any  governmental  agency or regulatory authority that states that such director is not qualified or suitable to serve as a  director  of the  Corporation  or any of its  affiliates  or such director is subject to any other legal prohibition against serving as a director of the Corporation or any of its affiliates.  Notwithstanding anything contained in these By-Laws to the contrary,  this Section 2.3 may not be amended except by the vote of the  stockholders  of the  Corporation  or by unanimous  vote of the entire Board of Directors.

            SECTION 2.4. REGULAR AND ANNUAL MEETINGS;  NOTICE.  Regular meetings of the Board of Directors  shall be held at such time and at such place,  within or without the State of  Delaware,  as the Board of  Directors  may from time to time prescribe. No notice need be given of any regular meeting, and a notice, if given,  need not  specify  the  purposes  thereof.  A  meeting  of the  Board of
Directors  may be held without  notice  immediately  after an annual  meeting of stockholders at the same place as that at which such meeting was held.

            SECTION 2.5.  SPECIAL  MEETINGS:  NOTICE.  A special  meeting of the
Board of  Directors  may be called at any time by the  Board of  Directors,  its
Chairman,  the  Executive  Committee,  the President or any person acting in the place  of the  President  and  shall  be  called  by any  one of  them or by the
Secretary  upon receipt of a written  request to do so specifying  the matter or matters,  appropriate for action at such a meeting,  proposed to be presented at the meeting and signed by at least two directors. Any such meeting shall be held at such time and at such  place,  within or without  the State of  Delaware,  as shall be determined by the body or person  calling such meeting.  Notice of such meeting  stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail,  first class,  postage  prepaid,  at least two days  before the day fixed for the  meeting  addressed  to each  director at his address as it appears on the  Corporation's  records or at such other address as the director may have  furnished the  Corporation  for that  purpose,  or (b) by delivery of the notice similarly  addressed for dispatch by telegraph,  cable or radio or by delivery of the notice by  telephone  or in person,  in each case at least 24 hours before the time fixed for the meeting.

            SECTION 2.6. CHAIRMAN OF THE BOARD:  PRESIDING OFFICER AND SECRETARY
AT MEETINGS. The Board of Directors may elect one of its members to serve at its pleasure as Chairman of the Board.  Each meeting of the Board of Directors shall be  presided  over  by the  Chairman  of the  Board  or in  his  absence  by the
President,  if a director,  or if neither is present by such member of the Board of Directors as shall be chosen at the meeting. The Secretary, or in his absence an Assistant  Secretary,  shall act as  secretary of the meeting,  or if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

            SECTION  2.7.  QUORUM.  A majority of the whole  Board of  Directors shall constitute a quorum for the transaction of business, but in the absence of a quorum a majority of those present (or if only one be present,  then that one)
may adjourn the meeting,  without notice other than announcement at the meeting, until such time as a quorum is  present.  Except as  otherwise  required  by the
Certificate  of  Incorporation  or the By-Laws,  the vote of the majority of the directors  present at a meeting at which a quorum is present shall be the act of the Board of Directors.

            SECTION 2.8. MEETING BY TELEPHONE. Members of the Board of Directors
or of any  committee  thereof  may  participate  in  meetings  of the  Board  of
Directors  or of such  committee  by means of  conference  telephone  or similar communications  equipment  by means of which all  persons  participating  in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

            SECTION 2.9. ACTION WITHOUT MEETING.  Unless otherwise restricted by the Certificate of  Incorporation,  any action required or permitted to be taken at any  meeting of the Board of  Directors  or of any  committee  thereof may be taken  without a meeting  if all  members of the Board of  Directors  or of such committee,  as the case may be,  consent  thereto in writing  and the writing or writings are filed with the minutes of  proceedings of the Board of Directors or of such committee.

            SECTION 2.10. EXECUTIVE AND OTHER COMMITTEES. The Board of Directors
may,  by  resolution  passed  by a  majority  of the whole  Board of  Directors, designate an Executive  Committee  and one or more other  committees,  each such committee to consist of one or more directors as the Board of Directors may from time to time  determine.  Any such  committee,  to the extent  provided  in such resolution  or  resolutions,  shall  have and may  exercise  all the  powers and authority  of the Board of  Directors  in the  management  of the  business  and affairs of the  Corporation,  including  the power to authorize  the seal of the
Corporation  to be  affixed  to all  papers  that  may  require  it but no  such committee  shall have such power of  authority  in  reference  to  amending  the
Certificate of Incorporation,  adopting an agreement of merger or consolidation, recommending  to  the  stockholders  the  sale,  lease  or  exchange  of  all or substantially all of the Corporation's property and assets,  recommending to the stockholders a dissolution of the  Corporation or a revocation of a dissolution, or amending the By--Laws;  and unless the resolution shall expressly so provide, no such committee  shall have the power or authority to declare a dividend or to authorize the issuance of stock. In the absence or  disqualification of a member of a  committee,  the member or members  thereof  present at any meeting and not disqualified  from voting,  whether or not he or they  constitute a quorum,  may unanimously  appoint  another  member  of the Board of  Directors  to act at the meeting  in the  place of any such  absent  or  disqualified  member.  Each such committee  other  than the  Executive  Committee  shall have such name as may be determined from time to time by the Board of Directors.

            SECTION 2.11. COMPENSATION.  Any individual who serves as a director shall be entitled to receive such salary and other compensation (including stock options  pursuant to a stock  option plan  approved by the  stockholders  of the
Corporation  or otherwise)  for his or her services as a director or as a member of any  committee  of the  Board of  Directors  as may,  from  time to time,  be determined by the Board of Directors (or any duly delegated  committee thereof), without any separate consent or approval by the stockholders of the Corporation.

                                   ARTICLE III

                                    OFFICERS

            SECTION   3.1.   ELECTION;   QUALIFICATION.   The  officers  of  the
Corporation  shall be a Chairman  of the Board,  a  President,  one or more Vice
Presidents,  a Secretary and a Treasurer,  each of whom shall be selected by the
Board of Directors.  The Board of Directors may elect a Controller,  one or more
Assistant Secretaries,  one or more Assistant Treasurers,  one or more Assistant
Controllers and such other officers as it may from time to time  determine.  Two or more offices may be held by the same person.

            SECTION 3.2. TERM OF OFFICE. Each officer shall hold office from the time of his election  and  qualification  to the time at which his  successor is elected  and  qualified,  unless  he shall  die or  resign  or shall be  removed pursuant to Section 3.4 at any time sooner.

            SECTION 3.3. RESIGNATION.  Any officer of the Corporation may resign at any  time by  giving  written  notice  of such  resignation  to the  Board of
Directors,  the  President  or  the  Secretary  of  the  Corporation.  Any  such resignation  shall take effect at the time  specified  therein or, if no time be specified,  upon  receipt  thereof  by  the  Board  of  Directors  or one of the above-named  officers;  and, unless  specified  therein,  the acceptance of such resignation shall not be necessary to make it effective.

            SECTION 3.4.  REMOVAL.  Any officer may be removed at any time, with or without cause,  by the vote of two directors if there are three  directors or less,  or the vote of a majority  of the whole Board of  Directors  if there are more than three directors.

            SECTION 3.5. VACANCIES.  Any vacancy however caused in any office of the Corporation may be filled by the Board of Directors.

            SECTION 3.6. COMPENSATION. The compensation of each officer shall be such as the Board of Directors may from time to time determine.

            SECTION 3.7.  CHAIRMAN OF THE BOARD. The Chairman of the Board shall be the co-chief  executive  officer of the  Corporation  and the chairman of all meetings  of the  Board of  Directors.  He shall  keep in close  touch  with the administration  of the  affairs of the  Corporation  and  supervise  its general policies.  He shall see that the acts of the executive  officers  conform to the policies of the  Corporation  as  determined by the Board and shall perform such other duties as may from time to time be designated to him by the Board.

            SECTION  3.8.  PRESIDENT.   The  President  shall  be  the  co-chief
executive  officer  of the  Corporation  and shall  have  general  charge of the business  and affairs of the  Corporation,  subject  however to the right of the
Board of Directors to confer specified powers on officers and subject  generally to the direction of the Board of Directors and the Executive Committee, if any.

            SECTION 3.9. VICE  PRESIDENT.  Each Vice  President  shall have such powers and duties as generally  pertain to the office of Vice  President  and as the Board of Directors or the President may from time to time prescribe.  During the absence of the president or his inability to act, the Vice President,  or if there shall be more than one Vice  President,  then that one  designated  by the
Board of  Directors,  shall  exercise the powers and shall perform the duties of the  President,  subject  to the  direction  of the Board of  Directors  and the
Executive Committee, if any.

            SECTION 3.10. SECRETARY. The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors. He shall be custodian of the  corporate  seal  and  shall  affix it or  cause  it to be  affixed  to such instruments  as require  such seal and attest  the same and shall  exercise  the powers and shall perform the duties incident to the office of Secretary, subject to the direction of the Board of Directors and the Executive Committee, if any.

            SECTION 3.11. OTHER OFFICERS.  Each other officer of the Corporation shall  exercise the powers and shall perform the duties  incident to his office, subject to the direction of the Board of Directors and the Executive  Committee,
if any.

                                       10

                                   ARTICLE IV

                                  CAPITAL STOCK

            SECTION  4.1.  STOCK  CERTIFICATES.  The  interest of each holder of stock of the Corporation  shall be evidenced by a certificate or certificates in such  form as the  Board of  Directors  may from  time to time  prescribe.  Each certificate  shall  be  signed  by or in  the  name  of the  Corporation  by the
Chairman, the President or a Vice President and by the Treasurer or an Assistant
Treasurer  or the  Secretary  or an  Assistant  Secretary.  Any  of or  all  the
signatures appearing on such certificate or certificates may be a facsimile.  If any  officer,  transfer  agent or  registrar  who has signed or whose  facsimile signature  has been  placed  upon a  certificate  shall  have  ceased to be such officer,  transfer agent or registrar before such certificate is issued,  it may be issued by the  Corporation  with the same effect as if he were such  officer, transfer agent or registrar at the date of issue.

            SECTION   4.2.   TRANSFER  OF  STOCK.   Shares  of  stock  shall  be
transferable on the books of the Corporation pursuant to applicable law and such rules  and  regulations  as the  Board  of  Directors  shall  from  time to time prescribe.

            SECTION  4.3.  HOLDERS  OF  RECORD.  Prior  to due  presentment  for registration  of transfer  the  Corporation  may treat the holder of record of a share of its stock as the complete owner thereof  exclusively  entitled to vote, to receive  notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

            SECTION 4.4. LOST. STOLEN. DESTROYED OR MUTILATED CERTIFICATES.  The
Corporation  shall  issue a new  certificate  of stock to replace a  certificate theretofore  issued by it  alleged to have been lost,  destroyed  or  wrongfully taken, if the owner or his legal representative (i) requests replacement, before the  Corporation  has notice that the stock  certificate  has been acquired by a bona fide  purchaser;  (ii)  files with the  Corporation  a bond  sufficient  to indemnify  the  Corporation  against  any claim  that may be made  against it on account of the alleged loss or destruction of any such stock  certificate or the issuance of any such new stock certificate; and (iii) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.1. INDEMNITY. (a) The Corporation shall indemnify, subject to the requirements of subsection (d) of this Section,  any person who was or is a party  or is  threatened  to be made a party  to any  threatened,  pending  or completed action, suit or proceeding, whether civil, criminal, administrative or investigative  (other than an action by or in the right of the Corporation),  by reason of the fact that he is or was a director,  officer,  employee or agent of the  Corporation,  or is or was serving at the request of the  Corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other  enterprise,  against  expenses  (including  attorneys'
fees),  judgments,  fines and amounts paid in settlement actually and reasonably incurred by him in connection  with such action,  suit or proceeding if he acted in good faith and in a manner he reasonably  believed to be in or not opposed to the best interests of the  Corporation  and, with respect to any criminal action or proceeding,  had no reasonable cause to believe his conduct was unlawful. The termination of any action,  suit or proceeding by judgment,  order,  settlement, conviction or upon a plea of nolo  contendere or its  equivalent,  shall not, of itself,  create a presumption that the person did not act in good faith and in a manner  which  he  reasonably  believed  to be in or not  opposed  to  the  best interests  of the  Corporation  and,  with  respect  to any  criminal  action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                                       11

                 (b)  The   Corporation   shall   indemnify,   subject   to  the
requirements of subsection (d) of this Section, any person who was or is a party or is  threatened  to be made a party to any  threatened,  pending or  completed action or suit by or in the right of the  Corporation  to procure a judgment  in its favor by reason of the fact that he is or was a director,  officer, employee or  agent  of  the  Corporation  or is or was  serving  at  the  request  of the
Corporation as a director,  officer,  employee or agent of another  corporation,
partnership,   joint  venture,  trust  or  other  enterprise,  against  expenses
(including   attorneys'  fees)  actually  and  reasonably  incurred  by  him  in connection  with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the  Corporation and except that no  indemnification  shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or  suit  was  brought  shall  determine  upon  application  that,  despite  the adjudication of liability but in view of all the circumstances of the case, such person is fairly and  reasonably  entitled to indemnity for such expenses  which the Court of  Chancery  of the State of  Delaware or such other court shall deem proper.

                 (c) To the extent that a director,  officer,  employee or agent of the  Corporation,  or a person serving in any other enterprise at the request of the Corporation, has been successful on the merits or otherwise in defense of any action,  suit or proceeding  referred to in  subsection  (a) and (b) of this
Section,  or in defense of any claim,  issue or matter therein,  the Corporation shall indemnify him against  expenses  (including  attorneys' fees) actually and reasonably incurred by him in connection therewith.

                 (d) Any  indemnification  under subsections (a) and (b) of this
Section  (unless  ordered by a court) shall be made by the  Corporation  only as authorized in the specific case upon a determination that indemnification of the director,  officer,  employee or agent is proper in the circumstances because he has met the applicable  standard of conduct set forth in subsections (a) and (b)
of this Section.  Such determination shall be made (1) by the Board of Directors by a majority  vote of a quorum  consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable,  or, even if obtainable a quorum of  disinterested  directors,  or (3) by independent legal counsel in a written opinion, or (4) by the stockholders.

                 (e) Expenses incurred by a director, officer, employee or agent in defending a civil or criminal  action,  suit or proceeding may be paid by the
Corporation  in  advance  of the  final  disposition  of  such  action,  suit or proceeding  as  authorized  by  the  Board  of  Directors  upon  receipt  of  an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall  ultimately be determined  that he is not entitled to be indemnified by the Corporation as authorized in this Section.

                 (f) The indemnification and advancement of expenses provided by or granted  pursuant to, the other  subsections  of this Section shall not limit the  Corporation  from  providing any other  indemnification  or  advancement of expenses  permitted by law nor shall it be deemed  exclusive of any other rights to which  those  seeking  indemnification  may be  entitled  under  any  by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official  capacity and as to action in another  capacity  while holding such office.

                 (g) The  Corporation  may purchase  and  maintain  insurance on behalf of any person who is or was a director, officer, employee or agent of the
Corporation,  or who is or was  serving at the request of the  Corporation  as a director, officer, employee or agent of another corporation,  partnership, joint venture,  trust or other enterprise  against any liability  asserted against him and incurred by him in any such capacity,  or arising out of his status as such, whether or not the  Corporation  would have the power to  indemnify  him against such liability under the provisions of this Section.

                 (h) The  indemnification  and advancement of expenses  provided by, or granted pursuant to this section shall,  unless  otherwise  provided when authorized or ratified, continue as to a person who has ceased to be a director, officer,  employee  or agent  and  shall  inure  to the  benefit  of the  heirs, executors and administrators of such a person.

                 (i)  For  the  purposes  of this  Section,  references  to "the
Corporation"  shall  include,  in addition  to the  resulting  corporation,  any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued,  would have had power and authority to indemnify its directors,  officers, employees or agents, so that any person who is or was a director,  officer, employee or agent of such  constituent  corporation,  or is or was  serving at the request of such constituent  corporation  as a director,  officer,  employee or agent of another corporation,  partnership, joint venture, trust or other enterprise, shall stand in the same  position  under the  provisions of this Section with respect to the resulting  or  surviving  corporation  as he would  have  with  respect  to such constituent corporation if its separate existence had continued.

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                 (j) This Section 5.1 shall be construed to give the Corporation the broadest power  permissible by the Delaware  General  Corporation Law, as it now stands and as heretofore amended.

            SECTION 5.2.  WAIVER OF NOTICE.  Whenever  notice is required by the
Certificate  of  Incorporation,  the  By-Laws or any  provision  of the  General
Corporation Law of the State of Delaware,  a written waiver  thereof,  signed by the person  entitled to notice,  whether  before or after the time  required for such notice,  shall be deemed equivalent to notice.  Attendance of a person at a meeting  shall  constitute a waiver of notice of such  meeting,  except when the person attends a meeting for the express purpose of objecting,  at the beginning of the meeting,  to the  transaction of any business  because the meeting is not lawfully  called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special  meeting of the  stockholders,  directors  or members of a committee of directors  need be specified in any written  waiver of notice.

            SECTION 5.3. FISCAL YEAR. The fiscal year of the  Corporation  shall start on such date as the Board of Directors shall from time to time prescribe.

            SECTION 5.4.  CORPORATE  SEAL.  The corporate  seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile  thereof to be  impressed  or affixed or in any other manner reproduced.

                                   ARTICLE VI

                              AMENDMENT OF BY-LAWS

            SECTION  6.1.  AMENDMENT.  The By-Laws  may be  altered,  amended or repealed by the stockholders or by the Board of Directors by a majority vote.

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